Exhibit No. 99


                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================






                              RMBS New Transaction



                             Computational Materials


                          $[871,200,000] (approximate)

                                  WFMBS 2004-BB
                       Mortgage Pass-Through Certificates
                   Adjustable Rate Residential Mortgage Loans


                    Wells Fargo Asset Securities Corporation.
                                     Seller


                             Wells Fargo Bank, N.A.
                                    Servicer



                               November [10], 2004



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management
-------------------------
Matt Whalen                  (212) 449-0752
Paul Park                    (212) 449-6380
Tom Saywell                  (212) 449-2122
Alan Chan                    (212) 449-8140
Fred Hubert                  (212) 449-5071
Alice Chu                    (212) 449-1701
Sonia Lee                    (212) 449-5067
Oleg Saitskiy                (212) 449-1901
Calvin Look                  (212) 449-5029

Trading
-------
Scott Soltas                 (212) 449-3659
Dan Lonski                   (212) 449-3659
Charles Sorrentino           (212) 449-3659
Edgar Seah                   (212) 449-3659

Research
--------
Glenn Costello               (212) 449-4457



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


DEAL STRUCTURE SUMMARY:


                                 WFMBS 2004-BB

            $871,200,000 (Approximate, Subject to Final Collateral)
                   Adjustable Rate Residential Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Pymt Window
               Principal or       WAL (Yrs)            (Months)            Certificate                              Expected Rtgs
  Class      Notional Balance    (Roll/Mat)(1)      (Roll/Mat)(1)        Interest Rates        Tranche Type          [S&P/Fitch]
-----------------------------------------------------------------------------------------------------------------------------------
  A-1          $  871,200,000     2.58/3.32           1-59/1-360             WAC PT               Senior               AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------------
  B-1          $   14,850,000                                                                   Subordinate             AA/AA
  B-2          $    5,400,000                                                                   Subordinate              A/A
  B-3          $    3,600,000              Information Not Provided Hereby                      Subordinate            BBB/BBB
  B-4          $    1,800,000                                                                   Subordinate             BB/BB
  B-5          $    1,350,000                                                                   Subordinate              B/
  B-6          $    1,800,000                                                                   Subordinate             NR/NR
-----------------------------------------------------------------------------------------------------------------------------------
   Total       $  900,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The WAL and Payment Windows to Roll for the Class A-1 Certificates are shown to the Weighted Average Roll Date at pricing speed of 25% CPR. The WAL and Payment Windows to Maturity for the Class A-1 Certificates are shown at pricing speed of 25% CPR (as described herein).


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Depositor:            Wells Fargo Asset Securities Corporation.

Lead Manager:         Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee:              Wachovia Bank, National Association.

Rating Agencies:      [S&P and Fitch] will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

Cut-off Date:         December 1, 2004.

Pricing Date:         On or about December [ ], 2004.

Settlement Date:      On or about December 30, 2004.

Distribution Dates:   The 25th day of each month (or if not a business day, the
                      next succeeding business day), commencing in January 2005.

Certificates:         The "Senior Certificates" will consist of the Class A-1
                      (the "Class A Certificates"). The "Subordinate
                      Certificates" will consist of the Class B-1, Class B-2,
                      Class B-3, Class B-4, Class B-5 and Class B-6
                      Certificates. The Senior Certificates and the Subordinate
                      Certificates are collectively referred to herein as the "Certificates". Only the Class A-1 Certificates
                      (collectively, the "Offered Certificates") are being offered.

Registration:         The Offered Certificates will be made available in
                      book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax
Treatment:            It is anticipated that, for federal income tax purposes,
                      the Offered Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:    The Offered Certificates are expected to be ERISA
                      eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.


SMMEA Treatment:      The Senior Certificates and the Class B-1 Certificates
                      will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Clean-Up Call:        The terms of the transaction allow for an optional
                      termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage
                      Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing
Prepayment Speed:     The Offered Certificates will be priced to a prepayment
                      speed of 25% CPR.

Mortgage Loans:       The trust will consist of a pool of adjustable rate
                      mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $900,439,570 aggregate statistical principal balance of Mortgage Loans, as of the November 1, 2004
                      ("Statistical Calculation Date"). The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately [$900,000,000].

                      The Mortgage Loans pay a fixed rate of interest for the first five years and adjust annually thereafter. The Mortgage Loans are subject to a 5.000% interest rate cap on the first adjustment date and a periodic rate cap of 2.000% on each adjustment date thereafter. All of the Mortgage Loans are subject to a maximum mortgage rate equal to the initial mortgage rate plus 5.000%.

                      All of the Mortgage Loans are one-year Treasury indexed Mortgage Loans and substantially have original terms to maturity of 30 years. Approximately 83.18% of the Mortgage Loans are scheduled to pay interest only for the first 5 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 25-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

Accrual Period:       The interest accrual period for the Senior and Subordinate
                      Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Credit Enhancement:   Senior/subordinate, shifting interest structure.

                      ----------------------------------------------------------------------------
                                                                                    Initial
                         Certificates             [S&P/Fitch]      Bond Sizes*   Subordination*
                      ----------------------------------------------------------------------------
                      Senior Certificates           AAA/AAA          96.80%           3.20%
                      Class B-1                      AA/AA            1.65%           1.55%
                      Class B-2                       A/A             0.60%           0.95%
                      Class B-3                     BBB/BBB           0.40%           0.55%
                      ----------------------------------------------------------------------------
                      *Preliminary and subject to revision


Shifting Interest:    Until the Distribution Date occurring before January 2010, the Subordinate Certificates will be locked out from receipt of all unscheduled principal (unless the Senior
                      Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing portions of unscheduled principal prepayments.

                      The prepayment percentages on the Subordinate Certificates are as follows:

                      January 2005 - December 2009         0% Pro Rata Share
                      January 2010 - December 2010         30% Pro Rata Share
                      January 2011 - December 2011         40% Pro Rata Share
                      January 2012 - December 2012         60% Pro Rata Share
                      January 2013 - December 2013         80% Pro Rata Share
                      January 2014 and after               100% Pro Rata Share

                      Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in January 2008 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                      Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Allocation of
Realized Losses:      Any realized losses, on the Mortgage Loans will be
                      allocated as follows: first, to the Subordinate
                      Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to Class A Certificates, in reduction of their certificate principal balance.



Certificates'
Priority of
Distributions:        Distributions on the Certificates will  be made on each
                      Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans, in the following order of priority:

                      1) To the Class A-1 Certificates, accrued and unpaid interest at the respective certificate interest rate;
                      2) To the Class A-1 Certificates, until the certificate principal balance thereof is reduced to zero, all principal received with respect to the Mortgage Loans (other than any portion of such principal distributable to the Subordinate Certificates pursuant to (4) below).
                      3) Sequentially to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in that order, accrued and unpaid interest at the respective Certificate Interest Rate
                      4) Sequentially to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, such Class' pro-rata share of principal, until their respective certificate principal balances are reduced to zero as described under "Shifting Interest" above.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


               -------------------------------------------------
                                  Assumptions:
               -------------------------------------------------

                                    25% CPR

                         To Weighted Average Roll Date

                         Initial 1 Year Treasury: 2.46%

               -------------------------------------------------


                                                 Assumed Mortgage Loan Characteristics
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Original      Remaining       Remaining
                                             Current         Net         Term to        Term to        Interest-
                            Principal       Mortgage       Mortgage      Maturity      Maturity        Only Term         Gross
      Loan Type            Balance($)        Rate(%)       Rate(%)       (Months)      (Months)        (Months)        Margin(%)
      ---------            -----------       -------       -------       --------      --------        --------        ---------
-----------------------------------------------------------------------------------------------------------------------------------
   1-Year Treasury            223,534.56      4.125         3.865          360            343              0             2.750
   1-Year Treasury            573,678.50      4.125         3.865          360            345              0             2.750
   1-Year Treasury            527,206.15      4.125         3.865          360            353              0             2.750
   1-Year Treasury            495,120.73      5.010         4.750          360            354              0             2.750
   1-Year Treasury            755,290.25      5.315         5.055          360            355              0             2.750
   1-Year Treasury          3,144,121.10      4.802         4.542          360            356              0             2.750
   1-Year Treasury         10,157,043.18      5.114         4.854          360            357              0             2.750
   1-Year Treasury         26,490,186.08      4.849         4.589          360            358              0             2.750
   1-Year Treasury        109,017,988.18      4.716         4.456          360            359              0             2.750
   1-Year Treasury            171,609.34      4.125         3.865          360            343             43             2.750
   1-Year Treasury            472,769.09      4.125         3.865          360            345             45             2.750
   1-Year Treasury            484,143.54      4.125         3.865          360            351             51             2.750
   1-Year Treasury          2,286,659.25      4.125         3.865          360            352             52             2.750
   1-Year Treasury          5,831,998.23      4.125         3.865          360            353             53             2.750
   1-Year Treasury          2,718,519.92      4.327         4.067          360            354             54             2.750
   1-Year Treasury          4,377,268.17      4.759         4.499          360            355             55             2.750
   1-Year Treasury         12,565,713.74      4.998         4.738          360            356             56             2.750
   1-Year Treasury         52,332,821.40      5.144         4.884          359            356             57             2.750
   1-Year Treasury        160,783,856.20      4.984         4.724          360            358             58             2.750
   1-Year Treasury        506,090,716.48      4.823         4.563          360            359             59             2.750
   1-Year Treasury            499,755.91      4.875         4.615          360            360             60             2.750
-----------------------------------------------------------------------------------------------------------------------------------

                                     Assumed Mortgage Loan Characteristics
------------------------------------------------------------------------------------------------------------
                                                                                                  Rate
                        Maximum        Minimum      Initial      Periodic      Next Rate       Adjustment
                        Mortgage      Mortgage        Rate         Rate       Adjustment       Frequency
     Loan Type          Rate(%)        Rate(%)       Cap(%)       Cap(%)       (Months)         (Months)
     ---------          -------        -------       ------       ------       --------         --------
------------------------------------------------------------------------------------------------------------
  1-Year Treasury        9.125          2.750        5.000        2.000           43               12
  1-Year Treasury        9.125          2.750        5.000        2.000           45               12
  1-Year Treasury        9.125          2.750        5.000        2.000           53               12
  1-Year Treasury       10.010          2.750        5.000        2.000           54               12
  1-Year Treasury       10.315          2.750        5.000        2.000           55               12
  1-Year Treasury        9.802          2.750        5.000        2.000           56               12
  1-Year Treasury       10.114          2.750        5.000        2.000           57               12
  1-Year Treasury        9.849          2.750        5.000        2.000           58               12
  1-Year Treasury        9.716          2.750        5.000        2.000           59               12
  1-Year Treasury        9.125          2.750        5.000        2.000           43               12
  1-Year Treasury        9.125          2.750        5.000        2.000           45               12
  1-Year Treasury        9.125          2.750        5.000        2.000           51               12
  1-Year Treasury        9.125          2.750        5.000        2.000           52               12
  1-Year Treasury        9.125          2.750        5.000        2.000           53               12
  1-Year Treasury        9.327          2.750        5.000        2.000           54               12
  1-Year Treasury        9.759          2.750        5.000        2.000           55               12
  1-Year Treasury        9.998          2.750        5.000        2.000           56               12
  1-Year Treasury       10.144          2.750        5.000        2.000           57               12
  1-Year Treasury        9.984          2.750        5.000        2.000           58               12
  1-Year Treasury        9.823          2.750        5.000        2.000           59               12
  1-Year Treasury        9.875          2.750        5.000        2.000           60               12
------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Total Current Balance                                    $900,439,570.15
Total Number of Loans                                         2,526

                                                 Average or
                                            Weighted Average (1)                     Minimum                          Maximum
                                            --------------------                     -------                          -------
Current Balance                                 $356,468.56                        $43,200.00                     $3,000,000.00
Original Balance                                $356,542.63                        $43,200.00                     $3,000,000.00

Loan Rate                                          4.854%                            2.625%                           6.125%
Servicing Fee                                      0.260%                            0.260%                           0.260%
Net Loan Rate                                      4.594%                            2.365%                           5.865%

Gross Margin                                       2.750%                            2.750%                           2.750%
Maximum Loan Rate                                  9.854%                            7.625%                          11.125%

Original LTV                                       72.17%                            15.29%                           95.00%

Credit Score                                        738                               605                              820

Original Term (mos)                                 360                               240                              360
Remaining Term (mos)                                359                               238                              360
Seasoning (mos)                                      1                                 0                                16

Next Rate Reset                                      59                                44                               60
Rate Adj Freq                                        12                                12                               12
First Rate Adj Freq (2)                              60                                60                               60

IO Original Term(3)                                  50                                0                                60
IO Remaining Term(3)                                 49                                0                                60

Top State Concentrations over 5% ($)                                   CA(33.75%),FL(18.82%),VA(5.83%)

First Pay Date                                                                      08/01/03                         01/01/05
Rate Change Date                                                                    07/01/08                         12/01/09
Maturity Date                                                                       09/01/24                         12/01/34

(1)  Based on current balances
(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment
(3)  For interest-Only Loans only.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Index

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of Aggregate                Weighted      Average      Weighted
                       Number of        Aggregate      Principal Balance   Weighted    Average      Principal     Average    Percent
                       Mortgage     Principal Balance  Outstanding as of    Average     Credit       Balance      Original     Full
Index                    Loans         Outstanding      the Cut-off Date    Coupon      Score      Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
One-Year Treasury        2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of Aggregate                Weighted      Average      Weighted
                       Number of        Aggregate      Principal Balance   Weighted    Average      Principal     Average    Percent
                       Mortgage     Principal Balance  Outstanding as of    Average     Credit       Balance      Original     Full
Amortization Type        Loans         Outstanding      the Cut-off Date    Coupon      Score      Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only            2,176       $748,981,463.70         83.18%         4.872%       740         $344,201      72.37%    57.00%
Fully Amortizing           350        151,458,106.45         16.82          4.767        728          432,737      71.20     53.88
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Cut-off Date Stated Principal Balances

------------------------------------------------------------------------------------------------------------------------------------
                                                           % of Aggregate               Weighted      Average     Weighted
Range of Cut-off           Number of      Aggregate      Principal Balance   Weighted   Average      Principal    Average    Percent
Date Stated                Mortgage   Principal Balance  Outstanding as of    Average    Credit       Balance     Original     Full
Principal Balances ($)       Loans       Outstanding      the Cut-off Date    Coupon     Score      Outstanding     LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
0.01 to 100,000.00              71   $  6,081,612.71           0.68%           5.009%     736       $   85,657     69.70%     48.84%
100,000.01 to 200,000.00       611     96,307,837.42          10.70            4.992      741          157,623     76.00      59.79
200,000.01 to 300,000.00       553    136,689,396.29          15.18            4.940      740          247,178     76.48      52.68
300,000.01 to 400,000.00       380    134,798,405.54          14.97            4.828      738          354,733     74.05      53.84
400,000.01 to 500,000.00       411    184,519,741.98          20.49            4.858      737          448,953     73.28      45.86
500,000.01 to 600,000.00       223    121,514,178.74          13.49            4.796      739          544,907     73.58      52.44
600,000.01 to 700,000.00       134     86,145,603.16           9.57            4.812      734          642,878     68.91      74.63
700,000.01 to 800,000.00        51     38,230,336.10           4.25            4.680      738          749,614     67.19      66.94
800,000.01 to 900,000.00        16     13,528,132.70           1.50            4.897      740          845,508     68.20      87.27
900,000.01 to 1,000,000.00      61     59,901,761.51           6.65            4.790      739          981,996     59.43      60.46
1,000,000.01 to 1,100,000.00     1      1,049,300.00           0.12            5.125      775        1,049,300     67.70     100.00
1,100,000.01 to 1,200,000.00     1      1,200,000.00           0.13            4.750      780        1,200,000     70.59     100.00
1,200,000.01 to 1,300,000.00     2      2,457,502.00           0.27            4.570      724        1,228,751     47.55      49.14
1,300,000.01 to 1,400,000.00     1      1,360,000.00           0.15            4.750      702        1,360,000     62.53       0.00
1,400,000.01 to 1,500,000.00     8     11,975,762.00           1.33            4.704      725        1,496,970     63.82      74.95
1,500,000.01 to 2,000,000.00     1      1,680,000.00           0.19            4.625      778        1,680,000     61.65     100.00
2,500,000.01 to 3,000,000.00     1      3,000,000.00           0.33            5.125      788        3,000,000     44.78     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,526   $900,439,570.15         100.00%           4.854%     738       $  356,469     72.17%     56.47%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


Current Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------------
                                                        % of Aggregate                Weighted      Average      Weighted
                      Number of        Aggregate      Principal Balance   Weighted    Average      Principal     Average    Percent
Range of Current      Mortgage     Principal Balance  Outstanding as of    Average     Credit       Balance      Original     Full
Mortgage Rates (%)      Loans         Outstanding      the Cut-off Date    Coupon      Score      Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
2.501 to 2.750               1       $    151,600.00          0.02%         2.625%       760         $151,600      80.00%    100.00%
2.751 to 3.000               2            602,836.00          0.07          2.875        767          301,418      70.49     38.62
3.001 to 3.250               1            800,000.00          0.09          3.125        742          800,000      72.73     100.00
3.251 to 3.500              13          5,365,644.00          0.60          3.439        746          412,742      77.86     42.54
3.501 to 3.750              13          6,146,921.00          0.68          3.695        736          472,840      72.01     55.37
3.751 to 4.000              43         16,947,466.27          1.88          3.964        735          394,127      75.24     35.88
4.001 to 4.250             127         51,202,990.66          5.69          4.182        743          403,173      72.60     43.34
4.251 to 4.500             199         77,570,545.07          8.61          4.449        744          389,802      72.93     49.57
4.501 to 4.750             481        189,475,256.68         21.04          4.703        743          393,919      71.62     57.71
4.751 to 5.000             815        297,323,603.03         33.02          4.931        738          364,814      71.16     57.95
5.001 to 5.250             555        182,840,847.08         20.31          5.186        733          329,443      72.04     59.28
5.251 to 5.500             222         60,495,218.30          6.72          5.420        729          272,501      75.59     61.36
5.501 to 5.750              46         10,159,044.08          1.13          5.664        731          220,849      77.21     66.35
5.751 to 6.000               7          1,214,020.00          0.13          5.875        746          173,431      79.79     71.23
6.001 to 6.250               1            143,577.98          0.02          6.125        698          143,578      79.94     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Remaining Term

------------------------------------------------------------------------------------------------------------------------------------
                                                        % of Aggregate                 Weighted     Average     Weighted
Range of              Number of       Aggregate       Principal Balance   Weighted     Average     Principal     Average    Percent
Remaining             Mortgage    Principal Balance   Outstanding as of    Average     Credit       Balance     Original      Full
Term (Months)           Loans        Outstanding      the Cut-off Date     Coupon       Score     Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
238                        1       $    231,920.00           0.03%         5.500%       704         $231,920      80.00%     100.00%
344                        2            395,336.90           0.04          4.125        730          197,668      67.85      100.00
346                        2          1,046,958.69           0.12          4.125        767          523,479      64.13      54.82
352                        1            484,380.00           0.05          4.125        774          484,380      79.41       0.00
353                        6          2,287,776.08           0.25          4.125        749          381,296      61.64      22.34
354                       15          6,362,310.28           0.71          4.125        762          424,154      66.98      61.82
355                        9          3,215,210.23           0.36          4.432        725          357,246      65.92      91.63
356                       17          5,135,065.22           0.57          4.841        717          302,063      70.82      88.51
357                       63         15,717,507.70           1.75          4.959        739          249,484      75.89      52.82
358                      209         62,288,465.33           6.92          5.138        735          298,031      75.45      60.09
359                      555        187,365,509.04          20.81          4.965        735          337,596      72.66      66.28
360                    1,646        615,909,130.68          68.40          4.804        740          374,185      71.75      52.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,526       $900,439,570.15         100.00%         4.854%       738         $356,469      72.17%     56.47%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================



Original Loan-to-Value Ratios

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of Aggregate                 Weighted     Average     Weighted
Range of Original      Number of       Aggregate       Principal Balance   Weighted     Average     Principal     Average   Percent
Loan-to-Value          Mortgage    Principal Balance   Outstanding as of    Average     Credit       Balance     Original     Full
Ratios (%)               Loans        Outstanding      the Cut-off Date     Coupon       Score     Outstanding      LTV       Doc
------------------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00               7       $    964,788.27          0.11%         5.088%       742         $137,827      17.74%    41.97%
20.01 to 30.00              16          6,389,678.19          0.71          4.923        762          399,355      25.92     45.82
30.01 to 40.00              38         15,313,050.17          1.70          4.862        751          402,975      35.87     17.83
40.01 to 50.00              84         40,100,268.25          4.45          4.888        746          477,384      45.80     52.10
50.01 to 60.00             148         65,726,346.23          7.30          4.842        741          444,097      55.36     44.45
60.01 to 70.00             367        176,611,128.35         19.61          4.857        739          481,229      66.48     50.88
70.01 to 75.00             234        106,243,846.38         11.80          4.853        739          454,034      73.49     60.72
75.01 to 80.00           1,535        465,551,633.61         51.70          4.840        737          303,291      79.68     61.47
80.01 to 85.00              14          4,994,501.81          0.55          4.761        726          356,750      84.40     42.84
85.01 to 90.00              37          8,412,629.90          0.93          5.266        730          227,368      89.55     49.25
90.01 to 95.00              46         10,131,698.99          1.13          5.061        716          220,254      94.83     54.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Credit Scores

------------------------------------------------------------------------------------------------------------------------------------
                                                       % of Aggregate                  Weighted      Average     Weighted
                      Number of       Aggregate       Principal Balance   Weighted      Average     Principal     Average    Percent
Range of              Mortgage    Principal Balance   Outstanding as of    Average      Credit       Balance     Original      Full
Credit Scores           Loans        Outstanding      the Cut-off Date     Coupon        Score     Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
Not Available                3       $  1,352,850.00          0.15%         4.452%        NA         $450,950      69.30%    100.00%
601 to 625                   6          3,257,230.28          0.36          4.783        618          542,872      69.87     88.90
626 to 650                  18          8,349,828.01          0.93          4.879        638          463,879      75.02     88.43
651 to 675                  79         30,955,491.35          3.44          4.907        666          391,842      74.30     76.18
676 to 700                 369        127,167,812.34         14.12          4.943        689          344,628      72.13     72.81
701 to 725                 465        165,347,038.58         18.36          4.875        713          355,585      73.74     67.99
726 to 750                 518        183,122,227.65         20.34          4.850        739          353,518      73.24     58.30
751 to 775                 576        211,276,995.64         23.46          4.808        763          366,800      71.92     42.34
776 to 800                 426        149,586,119.39         16.61          4.826        787          351,141      69.36     43.64
801 to 825                  66         20,023,976.91          2.22          4.810        807          303,394      69.59     33.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

Geographic Area

------------------------------------------------------------------------------------------------------------------------------------
                                                       % of Aggregate                 Weighted      Average      Weighted
                      Number of        Aggregate       Principal Balance   Weighted    Average      Principal     Average    Percent
                       Mortgage    Principal Balance   Outstanding as of   Average     Credit        Balance     Original     Full
State                   Loans         Outstanding      the Cut-off Date     Coupon      Score      Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
Alabama                     14       $  3,684,943.67          0.41%         4.740%       747         $263,210      74.14%    59.31%
Alaska                       4            873,268.00          0.10          4.770        727          218,317      76.83     77.09
Arizona                     67         16,507,115.00          1.83          4.857        741          246,375      76.53     51.10
Arkansas                     4            701,520.00          0.08          4.520        727          175,380      80.00     70.64
California                 620        303,862,257.54         33.75          4.897        737          490,100      69.06     55.83
Colorado                    77         26,550,253.12          2.95          4.747        747          344,808      70.15     50.30
Connecticut                 11          5,003,500.00          0.56          4.682        719          454,864      73.16     47.21
Delaware                     5          2,426,650.00          0.27          4.876        738          485,330      77.19     56.20
District of Columbia        27         11,485,787.00          1.28          4.734        728          425,400      75.46     65.78
Florida                    599        169,451,017.62         18.82          4.942        738          282,890      74.48     51.87
Georgia                    123         34,430,790.63          3.82          4.693        736          279,925      74.85     66.82
Hawaii                       8          3,469,600.00          0.39          4.827        759          433,700      75.30     46.63
Idaho                        4            858,150.00          0.10          5.185        768          214,538      73.88     19.51
Illinois                    66         23,705,778.43          2.63          4.847        746          359,178      71.02     52.33
Indiana                      5          1,312,950.00          0.15          4.512        752          262,590      78.92     56.07
Iowa                         8          1,736,591.93          0.19          4.704        722          217,074      70.30     50.67
Kansas                       1            480,000.00          0.05          4.625        714          480,000      79.80     100.00
Kentucky                     7          1,370,957.00          0.15          4.352        723          195,851      78.90     76.16
Louisiana                   17          4,110,922.93          0.46          4.774        740          241,819      79.15     55.15
Maine                        1            100,000.00          0.01          4.875        753          100,000      80.00      0.00
Maryland                    75         29,413,460.33          3.27          4.877        740          392,179      73.22     66.79
Massachusetts               47         19,007,734.74          2.11          4.772        750          404,420      70.42     57.16
Michigan                    26          7,072,446.21          0.79          4.673        734          272,017      70.09     74.00
Minnesota                   82         26,731,716.82          2.97          4.780        734          325,997      74.15     71.20
Mississippi                  2            336,000.00          0.04          4.911        695          168,000      80.00     100.00
Missouri                     6          1,599,400.00          0.18          4.778        750          266,567      76.86     29.21
Montana                      1            205,200.00          0.02          5.250        774          205,200      90.00     100.00
Nebraska                     3            424,720.00          0.05          4.642        772          141,573      79.86     24.68
Nevada                      44         14,839,331.88          1.65          4.937        737          337,258      74.82     41.94
New Hampshire                8          2,098,383.00          0.23          4.622        749          262,298      79.39     32.77
New Jersey                  48         19,870,002.21          2.21          4.836        739          413,958      69.86     52.61
New Mexico                   3          1,475,200.00          0.16          4.991        733          491,733      80.00     100.00
New York                    50         23,645,219.61          2.63          4.887        738          472,904      69.06     41.82
North Carolina              55         17,218,333.24          1.91          4.810        744          313,061      72.74     70.00
North Dakota                 2            348,000.00          0.04          4.845        708          174,000      80.00     100.00
Ohio                        37          9,375,940.92          1.04          4.539        719          253,404      77.05     55.32
Oklahoma                     1            244,941.00          0.03          5.250        715          244,941      80.00     100.00
Oregon                      23          6,247,294.00          0.69          4.973        734          271,621      69.50     37.72
Pennsylvania                30          8,884,524.34          0.99          4.581        729          296,151      74.93     53.65
Rhode Island                 1            207,928.00          0.02          4.875        794          207,928      80.00      0.00
South Carolina              18          4,397,171.16          0.49          4.846        765          244,287      71.46     25.44
South Dakota                 1            146,800.00          0.02          4.625        672          146,800      80.00     100.00
Tennessee                   11          2,674,420.00          0.30          4.730        744          243,129      75.00     40.70
Texas                       28         10,692,247.79          1.19          4.624        725          381,866      70.45     42.70
Utah                         8          1,975,471.62          0.22          4.713        745          246,934      76.93     50.31
Virginia                   150         52,464,327.52          5.83          4.805        737          349,762      76.09     69.25
Washington                  78         21,405,756.89          2.38          4.843        749          274,433      75.94     66.92
West Virginia                2            281,576.00          0.03          4.984        734          140,788      70.84     100.00
Wisconsin                   17          4,898,970.00          0.54          4.775        740          288,175      70.23     71.70
Wyoming                      1            135,000.00          0.01          4.750        801          135,000      62.65      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


Occupancy Type

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of Aggregate                Weighted       Average     Weighted
                      Number of        Aggregate       Principal Balance   Weighted     Average      Principal     Average   Percent
                       Mortgage    Principal Balance   Outstanding as of   Average      Credit        Balance     Original     Full
Occupancy Type          Loans         Outstanding      the Cut-off Date     Coupon       Score      Outstanding      LTV       Doc
------------------------------------------------------------------------------------------------------------------------------------
Primary                  2,251       $816,391,216.38         90.67%         4.845%       737         $362,679      72.21%    58.48%
Second Home                275         84,048,353.77          9.33          4.945        751          305,630      71.79     37.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                        % of Aggregate                 Weighted      Average     Weighted
                      Number of        Aggregate       Principal Balance   Weighted     Average     Principal     Average    Percent
                       Mortgage    Principal Balance   Outstanding as of   Average      Credit       Balance     Original      Full
Property Type           Loans         Outstanding      the Cut-off Date     Coupon       Score     Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,880       $715,452,414.80         79.46%         4.836%       738         $380,560      71.26%    57.08%
Low-Rise Condominium       432        115,940,456.36         12.88          4.898        739          268,381      76.29     55.94
Hi-Rise Condominium        179         55,950,553.15          6.21          4.939        744          312,573      74.79     47.13
Two-to Four-Family          10          4,733,850.00          0.53          5.154        731          473,385      70.64     54.54
Cooperative                  5          2,391,670.00          0.27          5.050        719          478,334      74.45     34.99
Planned Unit Development    20          5,970,625.84          0.66          5.061        747          298,531      77.01     92.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of Aggregate                Weighted      Average     Weighted
                       Number of        Aggregate       Principal Balance   Weighted    Average     Principal     Average    Percent
                        Mortgage    Principal Balance   Outstanding as of   Average     Credit       Balance     Original      Full
Loan Purpose             Loans         Outstanding      the Cut-off Date     Coupon      Score     Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,913       $645,817,578.57         71.72%         4.822%       740         $337,594      75.14%    57.55%
Refinance (No Cash-out)    417        181,333,540.29         20.14          4.919        734          434,853      66.31     54.90
Refinance (Cash-out)       196         73,288,451.29          8.14          4.976        733          373,921      60.52     50.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


Loan Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                        % of Aggregate                Weighted       Average     Weighted
                      Number of        Aggregate       Principal Balance   Weighted    Average      Principal     Average    Percent
                       Mortgage    Principal Balance   Outstanding as of   Average     Credit        Balance     Original      Full
Loan Documentation      Loans         Outstanding      the Cut-off Date     Coupon      Score      Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation       1,405       $508,501,819.80         56.47%         4.882%       730         $361,923      73.41%    100.00%
No Documentation           159         52,772,461.86          5.86          4.452        758          331,902      75.05      0.00
Income Only                 62         26,874,355.17          2.98          4.965        727          433,457      69.82      0.00
Asset Only                 900        312,290,933.32         34.68          4.868        750          346,990      69.89      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Margins

------------------------------------------------------------------------------------------------------------------------------------
                                                        % of Aggregate                Weighted       Average     Weighted
                      Number of        Aggregate       Principal Balance   Weighted    Average      Principal     Average    Percent
                       Mortgage    Principal Balance   Outstanding as of   Average     Credit        Balance     Original      Full
Margins (%)             Loans         Outstanding      the Cut-off Date     Coupon      Score      Outstanding      LTV        Doc
------------------------------------------------------------------------------------------------------------------------------------
2.750                    2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------


Maximum Mortgage Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                        % of Aggregate                 Weighted      Average      Weighted
                      Number of        Aggregate       Principal Balance   Weighted    Average      Principal     Average   Percent
Maximum               Mortgage     Principal Balance   Outstanding as of   Average     Credit        Balance      Original    Full
Mortgage Rate (%)       Loans         Outstanding      the Cut-off Date    Coupon       Score      Outstanding      LTV       Doc
------------------------------------------------------------------------------------------------------------------------------------
7.501 to 7.750               1       $    151,600.00          0.02%         2.625%       760         $151,600      80.00%    100.00%
7.751 to 8.000               2            602,836.00          0.07          2.875        767          301,418      70.49     38.62
8.001 to 8.250               1            800,000.00          0.09          3.125        742          800,000      72.73     100.00
8.251 to 8.500              13          5,365,644.00          0.60          3.439        746          412,742      77.86     42.54
8.501 to 8.750              13          6,146,921.00          0.68          3.695        736          472,840      72.01     55.37
8.751 to 9.000              43         16,947,466.27          1.88          3.964        735          394,127      75.24     35.88
9.001 to 9.250             127         51,202,990.66          5.69          4.182        743          403,173      72.60     43.34
9.251 to 9.500             199         77,570,545.07          8.61          4.449        744          389,802      72.93     49.57
9.501 to 9.750             481        189,475,256.68         21.04          4.703        743          393,919      71.62     57.71
9.751 to 10.000            815        297,323,603.03         33.02          4.931        738          364,814      71.16     57.95
10.001 to 10.250           555        182,840,847.08         20.31          5.186        733          329,443      72.04     59.28
10.251 to 10.500           222         60,495,218.30          6.72          5.420        729          272,501      75.59     61.36
10.501 to 10.750            46         10,159,044.08          1.13          5.664        731          220,849      77.21     66.35
10.751 to 11.000             7          1,214,020.00          0.13          5.875        746          173,431      79.79     71.23
11.001 to 11.250             1            143,577.98          0.02          6.125        698          143,578      79.94     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       % of Aggregate                 Weighted       Average      Weighted
                      Number of        Aggregate      Principal Balance   Weighted     Average      Principal     Average   Percent
Next Rate             Mortgage     Principal Balance  Outstanding as of    Average     Credit        Balance      Original    Full
Adjustment Date         Loans         Outstanding     the Cut-off Date     Coupon       Score      Outstanding      LTV       Doc
------------------------------------------------------------------------------------------------------------------------------------
July 2008                    2       $    395,336.90          0.04%         4.125%       730         $197,668      67.85%    100.00%
September 2008               2          1,046,958.69          0.12          4.125        767          523,479      64.13     54.82
March 2009                   1            484,380.00          0.05          4.125        774          484,380      79.41      0.00
April 2009                   6          2,287,776.08          0.25          4.125        749          381,296      61.64     22.34
May 2009                    15          6,362,310.28          0.71          4.125        762          424,154      66.98     61.82
June 2009                    9          3,215,210.23          0.36          4.432        725          357,246      65.92     91.63
July 2009                   17          5,135,065.22          0.57          4.841        717          302,063      70.82     88.51
August 2009                 63         15,717,507.70          1.75          4.959        739          249,484      75.89     52.82
September 2009             210         62,520,385.33          6.94          5.139        735          297,716      75.47     60.24
October 2009               555        187,365,509.04         20.81          4.965        735          337,596      72.66     66.28
November 2009            1,645        615,409,130.68         68.35          4.804        740          374,109      71.75     52.80
December 2009                1            500,000.00          0.06          4.875        773          500,000      71.08     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,526       $900,439,570.15        100.00%         4.854%       738         $356,469      72.17%    56.47%
------------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

To Maturity
-----------

                                      Percentage of Class A-1 Certificate Principal Balance Outstanding
                   Date                       15% CPR          20% CPR           25% CPR          30% CPR          35% CPR
-------------------------------------------------------------------------------------------------------------------------------
Initial Percentage                              100              100               100              100              100
December 2005                                    84               79                74               69               64
December 2006                                    71               62                55               47               40
December 2007                                    60               49                40               32               26
December 2008                                    50               39                30               23               17
December 2009                                    42               31                22               16               11
December 2010                                    35               24                16               11                7
December 2011                                    29               19                12                7                4
December 2012                                    24               15                 9                5                3
December 2013                                    20               12                 6                3                2
December 2014                                    17                9                 5                2                1
December 2015                                    14                7                 3                2                1
December 2016                                    11                5                 2                1                *
December 2017                                     9                4                 2                1                *
December 2018                                     8                3                 1                *                *
December 2019                                     6                2                 1                *                *
December 2020                                     5                2                 1                *                *
December 2021                                     4                1                 *                *                *
December 2022                                     3                1                 *                *                *
December 2023                                     3                1                 *                *                *
December 2024                                     2                1                 *                *                *
December 2025                                     2                *                 *                *                *
December 2026                                     1                *                 *                *                *
December 2027                                     1                *                 *                *                *
December 2028                                     1                *                 *                *                *
December 2029                                     1                *                 *                *                *
December 2030                                     *                *                 *                *                *
December 2031                                     *                *                 *                *                *
December 2032                                     *                *                 *                *                *
December 2033                                     *                *                 *                *                *
December 2034                                     0                0                 0                0                0

WAL(yrs)                                        5.54             4.21              3.32             2.70             2.25
-------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================

To Maturity

                         Percentage of Class B-1, Class B-2 and Class B-3 Certificate Principal Balance Outstanding
                   Date                       15% CPR          20% CPR          25% CPR           30% CPR          35% CPR
-------------------------------------------------------------------------------------------------------------------------------
Initial Percentage                              100              100               100              100              100
December 2005                                   100              100               100              100              100
December 2006                                    99               99                99               99               93
December 2007                                    99               99                91               83               75
December 2008                                    99               82                68               58               48
December 2009                                    88               65                51               40               31
December 2010                                    74               51                37               28               20
December 2011                                    61               40                27               19               13
December 2012                                    51               31                20               13                8
December 2013                                    42               24                15                9                5
December 2014                                    35               19                11                6                3
December 2015                                    29               15                 8                4                2
December 2016                                    24               11                 6                3                1
December 2017                                    19                9                 4                2                1
December 2018                                    16                7                 3                1                1
December 2019                                    13                5                 2                1                *
December 2020                                    10                4                 2                1                *
December 2021                                     8                3                 1                *                *
December 2022                                     7                2                 1                *                *
December 2023                                     5                2                 1                *                *
December 2024                                     4                1                 *                *                *
December 2025                                     3                1                 *                *                *
December 2026                                     3                1                 *                *                *
December 2027                                     2                *                 *                *                *
December 2028                                     1                *                 *                *                *
December 2029                                     1                *                 *                *                *
December 2030                                     1                *                 *                *                *
December 2031                                     *                *                 *                *                *
December 2032                                     *                *                 *                *                *
December 2033                                     *                *                 *                *                *
December 2034                                     0                0                 0                0                0

WAL(yrs)                                        9.48             7.26              6.00             5.18             4.53
-------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


                            Class A-1 Yield Table (To Weighted Average Roll Date)
-------------------------------------------------------------------------------------------------------------
                               15%              20%             25%              30%              35%
                               CPR              CPR             CPR              CPR              CPR
                             To Roll          To Roll         To Roll          To Roll          To Roll
-------------------------------------------------------------------------------------------------------------
        Price (%)           Yield (%)        Yield (%)       Yield (%)        Yield (%)        Yield (%)
=============================================================================================================
          99.74               4.625            4.623           4.620            4.618            4.614
          99.76               4.619            4.615           4.612            4.608            4.603
          99.78               4.612            4.608           4.603            4.598            4.592
          99.80               4.605            4.600           4.595            4.588            4.581
          99.82               4.598            4.593           4.586            4.579            4.571
          99.84               4.592            4.585           4.578            4.569            4.560
          99.86               4.585            4.577           4.569            4.559            4.549
          99.88               4.578            4.570           4.560            4.550            4.538
          99.90               4.572            4.562           4.552            4.540            4.527
          99.92               4.565            4.555           4.543            4.530            4.516
          99.94               4.558            4.547           4.535            4.521            4.505
          99.96               4.551            4.539           4.526            4.511            4.494
          99.98               4.545            4.532           4.517            4.501            4.483
         100.00               4.538            4.524           4.509            4.492            4.472
         100.02               4.531            4.517           4.500            4.482            4.461
         100.04               4.524            4.509           4.492            4.472            4.450
         100.06               4.518            4.502           4.483            4.463            4.439
         100.08               4.511            4.494           4.475            4.453            4.428
         100.10               4.504            4.486           4.466            4.443            4.417
         100.12               4.498            4.479           4.458            4.434            4.407
         100.14               4.491            4.471           4.449            4.424            4.396
         100.16               4.484            4.464           4.440            4.414            4.385
         100.18               4.478            4.456           4.432            4.405            4.374
         100.20               4.471            4.449           4.423            4.395            4.363
         100.22               4.464            4.441           4.415            4.385            4.352
         100.24               4.457            4.433           4.406            4.376            4.341
         100.26               4.451            4.426           4.398            4.366            4.330


        WAL(yrs)              3.33             2.93            2.58             2.27             2.00
 Payment Window          01/05 - 11/09    01/05 - 11/09   01/05 - 11/09    01/05 - 11/09    01/05 - 11/09
-------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     Computational Materials for
[MERRILL LYNCH LOGO]                                               WFMBS 2004-BB
================================================================================


                           Class A-1 Yield Table (To Maturity)
-------------------------------------------------------------------------------------------------------------
                               15               20               25              30               35
                               CPR              CPR             CPR              CPR              CPR
                           To Maturity      To Maturity     To Maturity      To Maturity      To Maturity
-------------------------------------------------------------------------------------------------------------
       Price (%)            Yield (%)        Yield (%)       Yield (%)        Yield (%)        Yield (%)
=============================================================================================================
         99.74                4.747            4.715           4.689            4.667            4.649
         99.76                4.742            4.709           4.682            4.658            4.639
         99.78                4.737            4.704           4.675            4.650            4.629
         99.80                4.733            4.698           4.668            4.641            4.619
         99.82                4.728            4.692           4.660            4.633            4.609
         99.84                4.724            4.686           4.653            4.624            4.599
         99.86                4.719            4.681           4.646            4.616            4.589
         99.88                4.715            4.675           4.639            4.608            4.579
         99.90                4.710            4.669           4.632            4.599            4.569
         99.92                4.706            4.664           4.625            4.591            4.559
         99.94                4.701            4.658           4.618            4.582            4.549
         99.96                4.697            4.652           4.611            4.574            4.539
         99.98                4.692            4.646           4.604            4.565            4.529
         100.00               4.687            4.641           4.597            4.557            4.519
         100.02               4.683            4.635           4.590            4.549            4.509
         100.04               4.678            4.629           4.583            4.540            4.499
         100.06               4.674            4.624           4.576            4.532            4.490
         100.08               4.669            4.618           4.569            4.523            4.480
         100.10               4.665            4.612           4.562            4.515            4.470
         100.12               4.660            4.606           4.555            4.507            4.460
         100.14               4.656            4.601           4.548            4.498            4.450
         100.16               4.651            4.595           4.541            4.490            4.440
         100.18               4.647            4.589           4.534            4.481            4.430
         100.20               4.642            4.584           4.527            4.473            4.420
         100.22               4.638            4.578           4.520            4.465            4.410
         100.24               4.633            4.572           4.513            4.456            4.400
         100.26               4.629            4.567           4.506            4.448            4.391


       WAL(yrs)               5.54             4.21            3.32             2.70             2.25
 Payment Window          01/05 - 12/34    01/05 - 12/34   01/05 - 12/34    01/05 - 12/34    01/05 - 12/34
-------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                      21